HARBOR TARGET RETIREMENT FUNDS
SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2010

The first three sentences of page 49 of the Prospectus are hereby deleted and replaced with the following:

Harbor Funds has established an Investment Advisory
Committee (the "Committee") with respect to the Target
Retirement Funds. The Committee oversees the administration of the asset allocation program for each of the Target
Retirement Funds.  The Committee members are:
Brian L. Collins (Chairman), Paul C. Herbert, Linda M. Molenda and David G. Van Hooser. Mr. Herbert has day-to-day responsibility for managing the Funds and works with the Committee in developing and executing the Target Retirement Funds' investment programs.

All references to Saumen Chattopadhyay as one of the Portfolio
Managers for each of the Harbor Target Retirement Funds are hereby removed.

Effective:  October 18, 2010


Investors Should Retain This Supplement For Future Reference